UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 8, 2011

MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
200 North 33rd Street, Quincy, Illinois 62301
 (Address of Principal Executive Offices) (Zip Code)

  (217) 223-7300
Registrant's Telephone Number, Including Area Code

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a press release dated August 8, 2011, Mercantile Bancorp, Inc. (the "Company") announced that Lee R. Keith has been appointed, effective August 8, 2011, as the acting and interim President and CEO of the Company and Chairman of Mercantile Bank.  Mr. Keith replaces Ted T. Awerkamp, who has served as President and CEO of the Company and as Chairman of Mercantile Bank since 2007.

Mr. Keith, age 58, was President and Chief Lending Officer of Providence Bank, formerly Premier Bank, in St. Peters, Missouri from 2009 through April 2011.  He has over 33 years of experience in the banking industry, including experience helping to restore problem banks to financially sound positions.  From 2008 through 2009, he was President of Mid-MO Bank in Springfield, Missouri.  He served as President of Progress Bank/First State Community Bank in Sullivan, Missouri, from 2006 through 2008, and as President of Gold Bank in St. Joseph, Missouri, from 2000 through 2006.  Prior to 2000, he worked in various other executive and operational positions in the banking industry.  Mr. Keith has served as a director of the Company and Mercantile Bank since 2009.

As compensation for Mr. Keith’s executive employment, the Company has agreed to pay him an annual salary of $300,000 and to provide him with temporary housing for six months and an automobile.  There is no written employment agreement with Mr. Keith.

The full text of the press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.    Other Events.

On August 10, 2011, the Illinois Division of Banking (the “Division”) released a Consent Order that Mercantile Bank, the Federal Deposit Insurance Corporation (the “FDIC”), and the Division entered into as of July 28, 2011.  Under the Order, Mercantile Bank shall cease operating with all money transmitters and currency businesses providing brokerage, sale or exchange of non-United States currency for deposit customers.  Further, Mercantile Bank may not enter into a new line of business without the prior written consent of the FDIC and the Division.

Item 9.01.    Financial Statements And Exhibits.

         (c) Exhibits:

Exhibit
Number	Description

99.1	Press release issued by Mercantile Bancorp, Inc. on August 8, 2011 regarding naming of interim President and CEO.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.

By:	/s/Lee R. Keith
Name:	Lee R. Keith
Title:	Acting and Interim President
and Chief Executive Officer

Date: August 11, 2011

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